EXHIBIT 10

CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated February 1, 2002, except for Note 12, to which the date is March 28, 2002, with respect to the financial statements of The Variable Annuity Life Insurance Company and March 6, 2002 as to The Variable Annuity Life Insurance Company Separate Account A incorporated by reference in Post-Effective Amendment No. 2 to the Registration Statement (Form N-4, No. 333-49232/811-3240) of The Variable Annuity Life Insurance Company Separate Account A.

ERNST & YOUNG LLP

Houston, Texas

April 16, 2002